EXHIBIT 32.1
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    CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies in his capacity as an officer of North American Galvanizing & Coatings, Inc. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


                               NORTH AMERICAN GALVANIZING & COATINGS, INC.
                               -------------------------------------------
                                              (Registrant)



August 13, 2004                                /s/ Ronald J. Evans
                                               ---------------------------
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)